SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 26, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 26, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.









                                               Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1          0          0        0        0           0        0
FXA-2   20273202      14697   130931        0           0 20258505
FXA-3    5592310     975755    34253        0           0  4616555
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8    7382690     520403    37183        0           0  6862287
FXA-9    7382690 NA            15111 NA                 0  6862287
FXP        72787         65 NA              0           0    72722
FXS      5501833 NA            35533 NA                 0  5342319
A-1     19919307    2611636   128646        0           0 17307672
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13529424      10946    87378        0           0 13518478
P         929200      19598 NA              0           0   909602
S         584833 NA             3777 NA                 0   530536
B-1      5130427       3894    33134        0           0  5126533
B-2      2086953       1584    13478        0           0  2085369
B-3      1304346        990     8424        0           0  1303355
B-4       782607        594     5054        0           0   782013
B-5       434783        330     2808        0           0   434452
B-6       695653        528     4493        0           0   695125
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0


                                     Reimbur-
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1   0.000000   0.000000 0.000000 0.000000    0.000000
FXA-2 988.936685   0.716948 6.386883 0.000000  988.219737
FXA-3 481.112890  83.945335 2.946817 0.000000  397.167556
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 266.852241  18.810300 1.343990 0.000000  248.041941
FXA-9 266.852241   0.000000 0.546213 0.000000  248.041941
FXP   894.311762   0.795439 0.000000 0.000000  893.516323
FXS   564.251104   0.000000 3.644122 0.000000  547.891854
A-1   458.501247  60.114453 2.961154 0.000000  398.386793
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   987.549179   0.798947 6.377922 0.000000  986.750232
P     854.255455  18.017368 0.000000 0.000000  836.238086
S     486.663466   0.000000 3.143037 0.000000  441.480170
B-1   988.373419   0.750236 6.383245 0.000000  987.623183
B-2   988.373424   0.750233 6.383245 0.000000  987.623191
B-3   988.373435   0.750237 6.383246 0.000000  987.623198
B-4   988.373416   0.750240 6.383250 0.000000  987.623176
B-5   988.373437   0.750244 6.383244 0.000000  987.623194
B-6   988.374491   0.750204 6.383257 0.000000  987.624287
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000






	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: October 26, 1998